MFS® VARIABLE INSURANCE TRUST II:

MFS Blended Research Core Equity Portfolio	MFS International Growth Portfolio
MFS Blended Research Growth Portfolio	MFS International Value Portfolio
MFS Blended Research Value Portfolio	MFS Massachusetts Investors Growth Stock Portfolio
MFS Bond Portfolio	MFS Mid Cap Growth Portfolio
MFS Core Equity Portfolio	MFS Money Market Portfolio
MFS Emerging Markets Equity Portfolio	MFS New Discovery Portfolio
MFS Global Governments Portfolio	MFS Research International Portfolio
MFS Global Growth Portfolio	MFS Strategic Income Portfolio
MFS Global Research Portfolio	MFS Technology Portfolio
MFS Global Tactical Allocation Portfolio	MFS Total Return Portfolio
MFS Government Securities Portfolio	MFS Utilities Portfolio
MFS Growth Portfolio	MFS Value Portfolio
MFS High Yield Portfolio

Supplement to Current Statement of Additional Information:

Effective May 28, 2010, the sub-section entitled “Money Market Fund(s)” under the main heading “Determination of Net Asset Value” is restated in its entirety as follows:

Money Market Fund(s)

Pursuant to procedures approved by the Board of Trustees, money market instruments are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from $1.00 per share and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; suspending redemptions in connection with liquidating the money market fund; postponing payment of redemption proceeds; or processing transactions at a net asset value per share using available market quotations; and such other measures as the Trustees may deem appropriate.

Effective May 28, 2010, the first paragraph under non-fundamental policy (1) in Appendix I entitled “Investment Restrictions” is replaced in its entirety by the following:

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval:

The MFS Money Market Portfolio will not:

(1) invest in illiquid investments if more than 5% of the Fund’s net assets (taken at market value) would be invested in such securities.

Each Fund (except MFS Money Market Portfolio) will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund’s limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust’s Board of Trustees (or its delegee) will not be subject to this 15% limitation.

The date of this Supplement is May 28, 2010.